Income taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income taxes

13. Income taxes

The components of the provision for income taxes for the years ended December 31, 2014 and 2013 is as follows:

	2014	2013
Current:
Federal	$—	$—
State	—	—

	—	—

Deferred:
Federal	$—	$—
State	—	—

	—	—

Income tax expense	$—	$—

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s net deferred tax assets are as follows as of December 31, 2014 and 2013:

	2014	2013
Deferred tax assets:
Net operating loss carryforwards	$9,478,000	$4,932,000
Tax credits	4,128,000	90,000
Accrued expenses and other	225,000	35,500

Total deferred tax assets	13,831,000	5,057,500
Less valuation allowance	(13,831,000)	(5,057,500)

Net deferred tax assets	$—	$—

The Company has evaluated the available evidence supporting the realization of its gross deferred tax assets, including the amount and timing of future taxable income, and has determined that it is more likely than not that the deferred tax assets will not be realized. Due to such uncertainties surrounding the realization of the Company’s deferred tax assets, the Company maintains a valuation allowance of $13,831,000 against its deferred tax assets as of December 31, 2014. Realization of the deferred tax assets will be primarily dependent upon the Company’s ability to generate sufficient taxable income prior to the expiration of its net operating losses.

During the year, MabVax Therapeutics, Inc. merged with Telik, Inc. in a tax-free reorganization. As a result of the merger, all components of Telik’s deferred tax assets are now included as deferred tax assets of MabVax Therapeutics, Inc. These pre-merger deferred tax assets are net operating loss carryforwards of $1,672,000, research and development credit carryforwards of $3,903,000, as well as other deferred tax asset items of $53,000, in total equaling $5,628,000. The current year change in these assets has been reflected in the provision for income taxes.

As of December 31, 2014, the Company had net operating loss carryforwards of approximately $23,909,000 and $23,773,000 for federal and state income tax purposes, respectively. These may be used to offset future taxable income and will begin to expire in varying amounts in 2028 to 2034. The Company also has research and development credits of approximately $194,000 and $5,960,000 for federal and state income tax purposes, respectively. The federal credits may be used to offset future taxable income and will begin to expire at various dates beginning in 2030 through 2034. The state credits may be used to offset future taxable income, and such credits carryforward indefinitely.

The Company is subject to taxation in the U.S. and California jurisdictions. Currently, no historical years are under examination. The Company’s tax years ending December 31, 2014 and 2013 are subject to examination by the U.S. and state taxing authorities due to the carryforward of unutilized net operating losses and research and development credits.

Utilization of the Company’s net operating loss carryforwards and research and development credit carryforwards may be subject to a substantial annual limitation due to an “ownership change” that may have occurred, or that could occur in the future, as defined and required by Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), as well as similar state provisions. These ownership changes may limit the amount of net operating loss carryforwards and research and development credit carryforwards, and other tax attributes that can be utilized annually to offset future taxable income and tax, respectively. Any limitation may result in the expiration of a portion of the net operating loss carryforwards or research and development credit carryforwards before utilization. The net operating loss carryforwards and research and development credit carryforwards inherited as a result of the merger with Telik, Inc. have been severely limited under these rules and will likely not be realized.

In general, an “ownership change” results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50% of the outstanding stock of a company by certain stockholders or public groups. The Company intends to complete a study in the future to assess whether an ownership change has occurred or whether there have been multiple ownership changes since the Company’s formation, and will complete such study before the use of any of the aforementioned attributes.

The provision for income taxes differs from the amount computed by applying the U.S. federal statutory tax rate (34% in 2014 and 2013) to income taxes as follows:

	2014	2013
Tax benefit computed at 34%	$(2,692,100)	$(1,375,300)
State tax provision, net of federal tax benefit	(462,800)	(227,400)
Change in valuation allowance	3,146,000	1,542,600
Other	8,900	60,100

Tax provision (benefit)	$—	$—

The Company has adopted ASC 740-10-25. This interpretation clarifies the criteria for recognizing income tax benefits under ASC 740, “Accounting for Income Taxes”, and requires additional disclosures about uncertain tax positions. Under ASC 740-10-25 the financial statement recognition of the benefit for a tax position is dependent upon the benefit being more likely than not to be sustainable upon audit by the applicable taxing authority. If this threshold is met, the tax benefit is then measured and recognized at the largest amount that is greater than 50 percent likely of being realized upon ultimate settlement.